UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported):      December 30, 2003

HICKORY TECH CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-13721	41-1524393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

221 East Hickory Street, P.O. Box 3248, Mankato, MN		56002-3248
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number including area code (800) 326-5789

ITEM 2.  Acquisition or Disposition of Assets

This form 8-K/A is being filed to amend the Form 8-K filed by Hickory Tech Corporation (“HickoryTech”) on December 30, 2003, relating to the disposition of its wireless business to include the financial information referred to in Item 7 below.

ITEM 7.  Financial Statements and Exhibits.

(a) Not applicable.

(b) Pro forma financial information.

1.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Twelve Months Ended December 31, 2000.

2.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Twelve Months Ended December 31, 2001.

3.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Twelve Months Ended December 31, 2002.

4.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2002.

5.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2003.

6.	Notes to the Unaudited Pro Forma Condensed Consolidated Statements of Operations.

7.	Unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 2003.

8.	Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet.

The above-referenced unaudited pro forma condensed consolidated financial statements reflect the sale of our wireless business (“Wireless”), and the related reduction of our borrowings under our credit facility (“Debt”) using a portion of the proceeds from the sale. The unaudited pro forma condensed consolidated financial statements have been prepared by applying pro forma adjustments to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2002, (the “2002 Form 10-K”), and our Amended Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2003 (the “Third Quarter 2003 Form 10-Q/A”) (the “Historical”).  The unaudited pro forma consolidated statements of operations reflect Wireless, and Debt, assuming the transaction had been consummated as of the beginning of January 1, 2000. The unaudited pro forma consolidated balance sheet reflects the sale of Wireless, and the related reduction in Debt, assuming the transaction had been consummated as of September 30, 2003.

The pro forma adjustments, as described in the notes to the unaudited pro forma condensed consolidated financial statements, are estimates based on currently available information and certain adjustments that management believes are reasonable. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the operating results or financial position that would have occurred had the sale of Wireless, or the related reduction in debt, been consummated on or as of the dates indicated nor is it necessarily indicative of future operating results or financial position.  The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Historical Financial Statements and the related management’s discussion and analysis of financial condition and results of operations, which are contained in the Third Quarter 2003 Form 10-Q/A and the 2002 Form 10-K.

(c) Exhibits

2.1  Stock Purchase Agreement dated as of September 18, 2003 between HickoryTech and Western Wireless Corporation (previously filed as an exhibit to HickoryTech’s Form 8-K filed on December 30, 2003)

99.1 Press Release dated December 16, 2003 (previously filed as an exhibit to HickoryTech’s Form 8-K filed on December 30, 2003)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Date:       March 9, 2004

HICKORY TECH CORPORATION

By	/s/ John E. Duffy
John E. Duffy
Chief Executive Officer

By	/s/ David A. Christensen
David A. Christensen
Chief Financial Officer

HICKORY TECH CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2000

(Dollars in Thousands)

	Historical	Wireless (1)	Pro Forma Adjustments		Pro Forma
OPERATING REVENUES:
Telecom Sector	$79,505	$(18,899)	$—		$60,606
Information Solutions Sector	4,287	—	—		4,287
Enterprise Solutions Sector	18,511	—	—		18,511

TOTAL OPERATING REVENUES	102,303	(18,899)	—		83,404

COSTS AND EXPENSES:
Cost of Products Sold, Enterprise Solutions	12,510	—	—		12,510
Operating Expenses, Excluding Depreciation and Amortization	53,182	(10,600)	—		42,582
Depreciation	11,088	(2,354)	—		8,734
Amortization of Intangibles	2,995	(1,923)	—		1,072

TOTAL COSTS AND EXPENSES	79,775	(14,877)	—		64,898

OPERATING INCOME/(LOSS)	22,528	(4,022)	—		18,506

OTHER INCOME/(EXPENSE):
Gain on Sale of Assets	271	—	—		271
Equity in Net Income of Investees	23	—	—		23
Interest and Other Income	411	(23)	—		388
Loss on Debt Extinguishment	(391)	—	—		(391)
Interest Expense	(9,988)	1	1,327	(2)	(8,660)

TOTAL OTHER INCOME (EXPENSE)	(9,674)	(22)	1,327		(8,369)

INCOME BEFORE INCOME TAXES	12,854	(4,044)	1,327		10,137
INCOME TAX PROVISION	5,129	(1,690)	530	(3)	3,969

INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	$7,725	$(2,354)	$797		$6,168

Income per Share From Continuing Operations Before Cumulative Effect of Accounting Change - Basic	$0.56				$0.47

Weighted Average Shares Outstanding - Basic	13,832,502		(1,038,927	)(4)	12,793,575

Income per Share From Continuing Operations Before Cumulative Effect of Accounting Change - Diluted	$0.55				$0.47

Weighted Average Shares Outstanding - Diluted	13,923,015		(1,038,927	)(4)	12,884,088

See Notes to the Unaudited Pro Forma Condensed Consolidated Statements of Operations

HICKORY TECH CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2001

(Dollars in Thousands)

	Historical	Wireless (1)	Pro Forma Adjustments		Pro Forma
OPERATING REVENUES:
Telecom Sector	$84,019	$(17,655)	$—		$66,364
Information Solutions Sector	4,085	—	—		4,085
Enterprise Solutions Sector	20,374	—	—		20,374

TOTAL OPERATING REVENUES	108,478	(17,655)	—		90,823

COSTS AND EXPENSES:
Cost of Products Sold, Enterprise Solutions	13,562	—	—		13,562
Operating Expenses, Excluding Depreciation and Amortization	54,249	(11,443)	—		42,806
Depreciation	12,915	(2,180)	—		10,735
Amortization of Intangibles	3,711	(2,074)	—		1,637

TOTAL COSTS AND EXPENSES	84,437	(15,697)	—		68,740

OPERATING INCOME/(LOSS)	24,041	(1,958)	—		22,083

OTHER INCOME/(EXPENSE):
Gain on Sale of Assets	1,115	(1,115)	—		—
Equity in Net Loss of Investees	(27)	—	—		(27)
Interest and Other Income	435	(36)	—		399
Interest Expense	(10,855)	1	1,082	(2)	(9,772)

TOTAL OTHER INCOME (EXPENSE)	(9,332)	(1,150)	1,082		(9,400)

INCOME BEFORE INCOME TAXES	14,709	(3,108)	1,082		12,683
INCOME TAX PROVISION	5,971	(1,260)	439	(3)	5,150

NET INCOME	$8,738	$(1,848)	$643		$7,533

Net Income per Share - Basic	$0.63				$0.57

Weighted Average Shares Outstanding - Basic	13,904,690		(1,038,927	)(4)	12,865,763

Net Income per Share - Diluted	$0.62				$0.57

Weighted Average Shares Outstanding - Diluted	14,001,478		(1,038,927	)(4)	12,962,551

See Notes to the Unaudited Pro Forma Condensed Consolidated Statements of Operations

HICKORY TECH CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2002

(Dollars in Thousands)

	Historical	Wireless (1)	Pro Forma Adjustments		Pro Forma
OPERATING REVENUES:
Telecom Sector	$86,557	$(15,449)	$—		$71,108
Information Solutions Sector	4,249	—	—		4,249
Enterprise Solutions Sector	15,781	—	—		15,781

TOTAL OPERATING REVENUES	106,587	(15,449)	—		91,138

COSTS AND EXPENSES:
Cost of Products Sold, Enterprise Solutions	10,638	—	—		10,638
Operating Expenses, Excluding Asset Impairment, Depreciation and Amortization	57,149	(9,926)	—		47,223
Asset Impairment	41,951	(41,635)	—		316
Depreciation	15,912	(2,345)	—		13,567
Amortization of Intangibles	1,877	(235)	—		1,642

TOTAL COSTS AND EXPENSES	127,527	(54,141)	—		73,386

OPERATING INCOME/(LOSS)	(20,940)	38,692	—		17,752

OTHER INCOME/(EXPENSE):
Loss on Sale of Assets	(183)	—	—		(183)
Equity in Net Loss of Investees	(25)	—	—		(25)
Interest and Other Income	345	—	—		345
Interest Expense	(7,405)	—	723	(2)	(6,682)

TOTAL OTHER INCOME (EXPENSE)	(7,268)	—	723		(6,545)

INCOME BEFORE INCOME TAXES	(28,208)	38,692	723		11,207
INCOME TAX PROVISION/(BENEFIT)	(11,581)	15,830	297	(3)	4,546

NET INCOME/(LOSS)	$(16,627)	$22,862	$426		$6,661

Net Income per Share - Basic	$(1.19)				$0.51

Weighted Average Shares Outstanding - Basic	14,023,645		(1,038,927	)(4)	12,984,718

Net Income per Share - Diluted	$(1.19)				$0.50

Weighted Average Shares Outstanding - Diluted	14,023,645		(1,038,927	)(4)	12,984,718

See Notes to the Unaudited Pro Forma Condensed Consolidated Statements of Operations

HICKORY TECH CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2002

(Dollars in Thousands)

	Historical	Wireless (1)	Pro Forma Adjustments		Pro Forma
OPERATING REVENUES:
Telecom Sector	$64,596	$(11,739)	$—		$52,857
Information Solutions Sector	3,064	—	—		3,064
Enterprise Solutions Sector	11,655	—	—		11,655

TOTAL OPERATING REVENUES	79,315	(11,739)	—		67,576

COSTS AND EXPENSES:
Cost of Products Sold, Enterprise Solutions	7,905	—	—		7,905
Operating Expenses, Excluding Depreciation and Amortization	42,909	(7,258)	—		35,651
Depreciation	11,796	(1,711)	—		10,085
Amortization of Intangibles	1,122	(133)	—		989

TOTAL COSTS AND EXPENSES	63,732	(9,102)	—		54,630

OPERATING INCOME	15,583	(2,637)	—		12,946

OTHER INCOME/(EXPENSE):
Equity in Net Loss of Investees	(27)	—	—		(27)
Interest and Other Income	138	—	—		138
Interest Expense	(5,566)	—	542	(2)	(5,024)

TOTAL OTHER INCOME/(EXPENSE)	(5,455)	—	542		(4,913)

INCOME BEFORE INCOME TAXES	10,128	(2,637)	542		8,033
INCOME TAX PROVISION	4,142	(1,081)	222	(3)	3,283

NET INCOME	$5,986	$(1,556)	$320		$4,750

Net Income per Share — Basic	$0.43				$0.36

Weighted Average Shares Outstanding — Basic	14,008,985		(1,038,927	)(4)	12,970,058

Net Income per Share — Diluted	$0.43				$0.36

Weighted Average Shares Outstanding — Diluted	14,092,932		(1,038,927	)(4)	13,054,005

See Notes to the Unaudited Pro Forma Condensed Consolidated Statements of Operations

HICKORY TECH CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2003

(Dollars in Thousands)

	Historical	Wireless (5)	Pro Forma Adjustments		Pro Forma
OPERATING REVENUES:
Telecom Sector	$56,058	$—	$—		$56,058
Information Solutions Sector	2,609	—	—		2,609
Enterprise Solutions Sector	10,859	—	—		10,859

TOTAL OPERATING REVENUES	69,526	—	—		69,526

COSTS AND EXPENSES:
Cost of Products Sold, Enterprise Solutions	7,675	—	—		7,675
Operating Expenses, Excluding Depreciation and Amortization	35,242	—	—		35,242
Depreciation	11,013	—	—		11,013
Amortization of Intangibles	761	—	—		761

TOTAL COSTS AND EXPENSES	54,691	—	—		54,691

OPERATING INCOME	14,835	—	—		14,835

OTHER INCOME/(EXPENSE):
Equity in Net Loss of Investees	(4)	—	—		(4)
Interest and Other Income	35	—	—		35
Interest Expense	(4,624)	—	493	(2)	(4,131)

TOTAL OTHER INCOME/(EXPENSE)	(4,593)	—	493		(4,100)

INCOME BEFORE INCOME TAXES	10,242	—	493		10,735
INCOME TAX PROVISION	4,186	—	202	(3)	4,388

INCOME FROM CONTINUING OPERATIONS	$6,056	$—	$291		$6,347

Income from Continuing Operations per Share - Basic	$0.43				$0.48

Weighted Average Shares Outstanding - Basic	13,972,741		(1,038,927	)(4)	12,933,814

Income from Continuing Operations per Share - Diluted	$0.43				$0.48

Weighted Average Shares Outstanding - Diluted	14,030,862		(1,038,927	)(4)	12,991,935

See Notes to the Unaudited Pro Forma Condensed Consolidated Statements of Operations

Hickory Tech Corporation

Notes to the Unaudited Pro Forma Condensed Consolidated Statements of Operations

(Dollars in Thousands)

(1)                                  Reflects the elimination of all operating results of Wireless.

(2)                                  Reflects estimated decrease in interest expense resulting from repayment of the Debt utilizing net cash proceeds from the sale of Wireless.

	Year Ended December 31,			Nine Months Ended September 30,
	2000	2001	2002	2002	2003
Debt Reduction	16,246	16,246	16,246	16,246	16,246
Weighted Average Interest Rate	8.17%	6.66%	4.45%	4.45%	4.05%
Interest Reduction	1,327	1,082	723	542	493
Effect of a 1/8% change in Interest Rates	20	20	20	20	20

(3)                                  Reflects income tax effect of proforma adjustments.

(4)                                  Reflects retirement of HickoryTech common stock received from the buyer as part of proceeds from the sale of Wireless.

(5)                                Wireless is presented as a discontinued operation for the nine month period ended September 30, 2003.  As such, Wireless has been removed from the operating results.

HICKORY TECH CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

September 30, 2003

(In Thousands Except Share and Per Share Amounts)

	Historical	Wireless (1)	Pro Forma Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:
Cash and Cash Equivalents	$880	$—	$—		$880
Receivables, Net of Allowance for Doubtful Accounts of $1,201	10,343	—	—		10,343
Costs in Excess of Billings on Contracts	839	—	—		839
Inventories	4,825	—	—		4,825
Deferred Income Taxes	951	—	—		951
Other	2,534	—	—		2,534
Assets Held for Sale	2,181	(2,181)	—		—
TOTAL CURRENT ASSETS	22,553	(2,181)	—		20,372

INVESTMENTS	6,741	—	—		6,741

PROPERTY, PLANT AND EQUIPMENT	224,482	—	—		224,482
Less ACCUMULATED DEPRECIATION	112,807	—	—		112,807
PROPERTY, PLANT AND EQUIPMENT, NET	111,675	—	—		111,675

OTHER ASSETS:
Goodwill	25,086	—	—		25,086
Intangible Assets, Net	507	—	—		507
Financial Derivative Instrument	1,961	—	—		1,961
Deferred Costs and Other	4,945	—	—		4,945
Assets Held for Sale	27,481	(27,481)	—		—
TOTAL OTHER ASSETS	59,980	(27,481)	—		32,499

TOTAL ASSETS	$200,949	$(29,662)	$—		$171,287

LIABILITIES & SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts Payable	$2,608	$—	$—		$2,608
Accrued Expenses	2,495	—	—		2,495
Accrued Interest	60	—	—		60
Accrued Income Taxes	1,576	—	—		1,576
Due to Parent	—	(28,063)	28,063	(2)	—
Billings in Excess of Costs on Contracts	275	—	—		275
Advanced Billings and Deposits	2,846	—	—		2,846
Liabilities Held for Sale	1,568	(1,568)	—		—
Current Maturities of Long-Term Obligations	1,482	—			1,482
TOTAL CURRENT LIABILITIES	12,910	(29,631)	28,063		11,342

LONG-TERM OBLIGATIONS, Net of Current Maturities	140,096	—	(16,246	)(3)	123,850

LONG-TERM LIABILITIES HELD FOR SALE	31	(31)			—

DEFERRED INCOME TAXES	2,204	—			2,204

DEFERRED REVENUE AND BENEFITS	5,766				5,766

TOTAL LIABILITIES	161,007	(29,662)	11,817		143,162

COMMITMENTS AND CONTINGENCIES	—				—

SHAREHOLDERS’ EQUITY

Common Stock, no par value, $.10 stated value Shares authorized: 100,000,000 Shares outstanding:12,958,616	1,400	—	(104	)(4)	1,296
Additional Paid-In Capital	8,519	—	(582	)(4)	7,937
Retained Earnings	28,866	—	(11,521	)(4)
			390	(5)	17,735
Accumulated Other Comprehensive Income	1,157	—	—		1,157
TOTAL SHAREHOLDERS’ EQUITY	39,942	—	(11,817)		28,125

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$200,949	$(29,662)	$—		$171,287

See Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet

Hickory Tech Corporation

Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet

(Dollars in Thousands)

(1)           Reflects the elimination of the net assets of Wireless.

(2)           Reflects elimination of intercompany payable from Wireless to its parent.

(3)           Reflects repayment of the Debt utilizing net cash proceeds from the sale of Wireless.

(4)           Reflects retirement of HickoryTech common stock with an estimated fair value of $12,207 received from the buyer as part of the proceeds from the sale of Wireless.

(5)           Reflects elimination of the gain realized had the closing of the sale of Wireless occurred on September 30, 2003.  Assumes cash proceeds of $16,246 and estimated fair value of HickoryTech common stock received of $12,207.